EX-10.J
                                THIRD AMENDMENT
                                     TO THE
                                AMP INCORPORATED
                           DEFERRED COMPENSATION PLAN

The AMP Incorporated Deferred Compensation Plan, as first adopted effective January 1, 1995, is hereby amended in the following respects:

1. Effective as of October 23, 1996, the text of Section 2.6 of the Plan is amended to provide as follows:

     a) For purposes of the Plan, a change of control of the Corporation ("Change in Control") shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not included in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          iii) there is consummated a merger or consolidation of the Corporation with any other corporation or the issuance of voting securities of the Corporation in connection with a merger or consolidation of the Corporation (or any direct or indirect subsidiary of the Corporation) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Corporation, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

     b) Person. For the purpose of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          i)   the Corporation or any of its subsidiaries;

          ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries;

          iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

          iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation."

2. Effective January 1, 1996. Section 4.2 of the Plan is amended to provide as follows:

     4.2 Matching Amounts

     The Employer shall provide Matching Amounts under this Plan with respect to each Participant based on the Matching Percentage in effect from time to time under the Savings Plan. For each payroll period when a Participant is not eligible to participate in the Savings Plan, the total Matching Amounts under the Plan shall equal the Matching
     Percentage of the matchable portion of the Base Salary deferred by the Participant under the Plan. For all other payroll periods, the total Matching Amounts under this Plan on behalf of a Participant shall equal the difference between (i) the Matching Percentage of the matchable portion of the Base Salary deferral elected by a Participant and (ii) the Matching Percentage of the matchable portion of the Participant's Base Salary for such Plan Year that is not in excess of the annual limit on includable compensation in effect under Code
     Section 401(a)(17). For purposes hereof, the matchable portion of the Participant's Plan deferrals shall be determined in the same manner as the matchable portion of the Participant's Savings Plan pre-tax elective deferrals, without regard however to any Code-related limitations on compensation or contributions.

3. Effective January 1, 1997, Exhibit A to the Plan is amended to add certain individuals as Eligible Employees for Plan purposes. Effective on such date, the Exhibit A attached hereto shall replace and become Exhibit A for purposes of the Plan.

4. Effective January 1, 1997, the Exhibit B attached hereto shall replace and become Exhibit B for purposes of the Plan.


                        *               *               *

        EXECUTED this 31st day of December, 1996.


                                 AMP Incorporated

Attest: /s/  D. F. Henschel      By:   /s/  J. E. Marley
       --------------------          -------------------------
                                 Title:    Chairman


                           EXHIBIT A
                                         Re: Section 3.1 - Eligible Employees

The Committee has determined that the following named individuals are eligible to participate in the Plan as Eligible Employees:

                                    Initial
     Name            SS #      Eligibility Date
     ----            ----      ----------------
J. Ballantyne     ###-##-####      01/01/96
R. Clark          ###-##-####      01/01/96
H. Cole           ###-##-####      01/01/95
D. Cornelius      ###-##-####      01/01/95
T. Dalrymple      ###-##-####      01/01/95
T. DiClemente     ###-##-####      01/01/96
L. Dittmann       ###-##-####      01/01/97
K. Drysdale       ###-##-####      01/01/95
R. Gassner        ###-##-####      01/01/95
C. Goonrey        ###-##-####      01/01/95
D. Grabbe         ###-##-####      01/01/97
P. Guarneschelli  ###-##-####      01/01/95
J. Gurski         ###-##-####      01/01/95
J. Hassan         ###-##-####      01/01/95
D. Henschel       ###-##-####      01/01/96
L. Hill           ###-##-####      01/01/96
D. Hooper         ###-##-####      01/01/95
D. Horowitz       ###-##-####      01/01/95
W. Hudson         ###-##-####      01/01/95
N. Kapany         ###-##-####      01/01/97
A. Kastel         ###-##-####      01/01/95
J. Kegel          ###-##-####      01/01/95
A. Keizer         ###-##-####      01/01/96
R. Knerr          ###-##-####      01/01/95
H. Line           ###-##-####      01/01/96
J. Marley         ###-##-####      01/01/95
L. Miller         ###-##-####      01/01/96
J. Overbaugh      ###-##-####      01/01/96
H. Peiffer        ###-##-####      04/01/95
N. Proietto       ###-##-####      01/01/95
R. Ripp           ###-##-####      01/01/95
C. Ritter         ###-##-####      01/01/96
D. Roche          ###-##-####      01/01/96
N. Spatz          ###-##-####      01/01/96
P. Timashenka     ###-##-####      01/01/96
L. Tropea         ###-##-####      01/01/97
W. Urkiel         ###-##-####      01/01/96
R. Vance          ###-##-####      01/01/96
L. Walker         ###-##-####      01/01/96
D. Wilkie         ###-##-####      01/01/95
M. Yohe           ###-##-####      01/01/96
T. Zettlemoyer    ###-##-####      01/01/96

                                                                     EXHIBIT B

                                         Re:  Section 4.1 - Amount of Deferral

                                  Dated:  As amended effective January 1, 1997

As of the date above, and effective until this Exhibit is Modified by the Committee, the table below indicates the types of compensation which are eligible for income deferral at the assigned percentages as noted:

    Type of         Maximum Percentage that          Other Limitations
 Compensation         can be deferred
-------------       -----------------------         -------------------
Base Salary         For each payroll period when    Deferrals to this Plan will
                    an Eligible Employee is not     be further limited to
                    eligible to participate in      prevent Participant income
                    a Code Section 401(k) salary    for qualified plan purposes
                    deferral arrangement, 25%       from falling below the limit
                    of base salary paid;            as described in
                    otherwise, 25% of salary        IRC 401(a)(17), currently
                    paid reduced by 100% of the     set $160,000.
                    then-applicable maximum
                    available Code Section
                    401(k) salary deferral for
                    the payroll period resulting
                    from application of Code
                    Sections 402(g) and 401(a)(17).
                    For example, an Eligible
                    Employee with base salary
                    paid in 1997 equal to
                    $240,000 who was eligible for
                    401(k) participation for the
                    full year could defer under
                    the Plan for 1997 a maximum
                    of 25% of $240,000, (i.e.,
                    $60,000), reduced by $9,500,
                    which leaves $50,500 as the
                    maximum base salary deferral.
                    *

Management          100% of Awarded Bonus           In increments of 25% or the
Incentive Plan                                      entire amount of the Bonus
                                                    awarded in excess of a
                                                    stated dollar amount.

Any Other           100% of Awarded Bonus           In increments of 25% or the
Annual Cash                                         entire amount of the Bonus
Bonus Plan of                                       awarded in excess of a
an Employer                                         stated dollar amount.


* However, if the Eligible Employee is first eligible for 401(k) deferrals July 1, through June 30 the employee could defer 25% of base salary each pay period, and after June 30 could defer 25% of base salary reduced by $791.67 each pay period (i.e., reduced by $9,500 divided over 12 pay periods).

defcomp\exhbamd1/01/97